SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: January 15, 1999
(Date of earliest event reported)

Commission File No. 333-65481





                           Norwest Asset Securities Corporation
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    Delaware                                                      52-1972128
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(State of Incorporation)                   (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                                     21703
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Address of principal executive offices                               (Zip Code)

                                 (301) 846-8881
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               Registrant's Telephone Number, including area code


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(Former  name,  former  address and former  fiscal year, if changed  since last report)

ITEM 5.    Other Events
           ------------

     Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Norwest Asset Securities Corporation which are hereby filed pursuant to such letter.

ITEM 7.    Financial Statements and Exhibits
           ---------------------------------

                    (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                Description
-----------                                -----------
         (99)                              Collateral Term Sheets
                                           prepared by Norwest Asset
                                           Securities Corporation in
                                           connection with Norwest
                                           Asset Securities Corporation,
                                           Mortgage Pass-Through
                                           Certificates, Series 1999-6

     Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NORWEST ASSET SECURITIES CORPORATION


January 15, 1999

                                           By:    /s/ Alan S. McKenney
                                                 ----------------------
                                                      Alan S. McKenney
                                                      Vice President

                                INDEX TO EXHIBITS
                                -----------------



                                                                Paper (P) or
Exhibit No.                 Description                         Electronic (E)
-----------                 -----------                         --------------
   (99)                     Collateral Term Sheets                        E
                            prepared by Norwest
                            Asset Securities
                            Corporation in connection
                            with Norwest Asset
                            Securities Corporation, Mortgage
                            Pass-Through Certificates, Series 1999-6
                                      -5-